Settlement Agreement

     This Settlement Agreement (the "Agreement") is made by Colmena Corp., a publicly held Delaware corporation with a class of securities registered under
Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Colmena"), and Arent Fox Kinter Plotkin & Kahn, PLLC, a Washington, D.C. partners limited liability company ("Arent Fox").

                                    Preamble:

     WHEREAS, the parties have engaged in a series of business agreements and transactions involving Colmena and, for their mutual benefit, the parties desire to settle all outstanding issues and commitments, including, without limitation, satisfaction of an outstanding invoice with Arent Fox in the amount of $27,323.00 for legal services rendered (the "Arent Fox Invoice"):

     NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the parties, in settlement of all of their outstanding claims against each other and their members, partners, officers, directors, agents and affiliates, and as an accord and satisfaction of all of their rights, obligations and liabilities, hereby agree as follows:

                                   Witnesseth:

First:  The Arent Fox Invoice.

     Colmena hereby agrees to immediately pay Arent Fox $2,750.00 in full settlement of the Arent Fox Invoice in exchange for a general release from Arent Fox.

Second: Termination of Agreements & Mutual Releases.

A. In full payment and cancellation of all obligations owed by any party or its affiliates to the other party or its affiliates and for the general releases of any and all claims that each party may be able to assert against each other, from the beginning of time until the date of this Agreement, as well as in consideration for the extinguishment of all agreements between them:

     1.   Colmena hereby agrees to pay Arent Fox as set forth above.

     2. Each of the parties hereby terminates all agreements with the other party and its affiliates and hereby relinquishes all rights, whether accrued or inchoate, under any agreements between it or its affiliates and the other party and its affiliates, other than those created by this Agreement.

B. In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, each party hereby releases, discharges and forgives the other, and each of the other's subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement, other than as established specifically by this Agreement.

Third:  Miscellaneous.

3.1     Amendment.

     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the party against which such modification, waiver, amendment, discharge or change is sought.


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3.2     Notice.

     All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                                   To Colmena:
         2500 N. Military Trail, Suite 225-C, Boca Raton, Florida 33431
                 Attention: Edward C. Dmytryk, President; and to
                                    ---------

                           The Yankee Companies, LLC.
          2500 N. Military Trail, Suite 225; Boca Raton, Florida 33431
                      Attention: Leonard M.Tucker, Member;
                                    ---------

                                  To Arent Fox:
             1050 Connecticut Avenue, NW, Washington, DC 20036-5339
                      Attention: Arnold R. Westerman, Esq.
                                    ---------

or such other address or to such other person as either party shall designate to the other for such purpose in the manner hereinafter set forth.


3.3     Merger.

     This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4     Survival.

     The several representations, warranties and covenants of the parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any party.

3.5     Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6     Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

3.7     Litigation.

     In any action between the parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including reasonable attorney's fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.



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3.8     Benefit of Agreement.

     The terms and provisions of this Agreement  shall be binding upon and inure
to  the  benefit  of  the   parties,   their   successors,   assigns,   personal
representatives, estate, heirs and legatees.

3.9     Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

3.10    Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns, may require.

3.11    Further Assurances.

     The parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.12    Status.

     Nothing  in this  Agreement  shall  be  construed  or  shall  constitute  a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship; rather, the relationship established hereby are those of settling debtor and creditor.

3.13    Counterparts.

        (a)    This Agreement may be executed in any number of counterparts.

        (b)    All  executed   counterparts   shall   constitute  one  Agreement
               notwithstanding that all signatories are not signatories to the original or the same counterpart.

        (c) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.


3.14    License.


        (a) This Agreement is the property of the Yankee Companies, LLC, a Florida limited liability company ("Yankees").

        (b) The use hereof by the parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

        (c) The parties hereby acknowledge that Yankees is not a law firm or regulated entity and has not provided any party with any advice concerning this Agreement; rather, it has informed each party, as a condition to their use of this form, that they must obtain independent legal advice.


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                                      * * *


     In Witness Whereof, the parties have caused this Agreement to be executed effective as of the last date set forth below.

Signed, sealed and delivered
         In Our Presence:
                                                            Colmena Corp.

-------------------------------


--------------------------------          By: /s/ Edward C. Dmytryk /s/
                                                  Edward C. Dmytryk, President
(CORPORATE SEAL)

                                       Attest:/s/ Vanessa H. Lindsey /s/
--------------------------------                  Vanessa H. Lindsey, Secretary


Dated:   February 27, 2002



                                       Arent Fox Kinter Plotkin & Kahn, PLLC

--------------------------------


                                       By: /s/ Richard Gale /s/
--------------------------------               Richard Gale,
                                               Member & Authorized Signatory



Dated:   March 6, 2002






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